SHARE- BASED COMPENSATION (Schedule of Compensation Cost of Equity-Based Awards) (Details) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2021	Jun. 30, 2020
Disclosure of terms and conditions of share-based payment arrangement [abstract]
Research and development, net	$ 532	$ 1,404
Business development	269	897
General and administrative	288	488
Total share-based compensation	$ 1,089	$ 2,789